SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

December 1, 2025
Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.03 Amendment to the Bylaws

Under Article XI of the Company’s Bylaws, the following major changes were made and second and third paragraphs were added as follows:

ARTICLE XI – EXCLUSIVE FORUM

Second and third paragraphs added:

Further, Article XI includes a waiver of the right to a jury trial as provided in Section 2.116 of the TBOC concerning any internal entity claim as defined by Section 2.115 of the TBOC. A person asserting an internal entity claim is considered to have been informed of the waiver of the right to a jury trial contained in these Bylaws under Article XI and to have knowingly waived the right in the action if the person: (1) voted for or affirmatively ratified the governing document containing the waiver; or (2) acquired an equity security of Zion Oil & Gas, Inc. or any predecessor to the Corporation. Nothing in this section prevents the Corporation from showing that a person asserting an internal entity claim knowingly and informedly waived the right to a jury trial by any evidence satisfactory to the court having jurisdiction, including by the person’s consent or acquiescence to the waiver of a jury trial contained in these Bylaws.

Furthermore, Article XI includes a mandatory arbitration provision for claims under the federal and state securities laws of shareholder claims. The Texas Business Court has jurisdiction to enforce an arbitration agreement, appoint an arbitrator, or review an arbitral award, or in other judicial actions authorized by an arbitration agreement, Civil Practice and Remedies Code Chapter 171. Civil Practice and Remedies Code Chapter 171.002 (d) does not confer on the business court any new or additional jurisdiction. If there is a proceeding pending in a Texas Business Court involving an issue referable to arbitration under these Bylaws to arbitrate, a party may make an application under subchapter Sec. 171.024 (a) to that Business Court.

Based upon the recommendation of management, the above changes were approved by the Board of Directors on December 1, 2025. The effective date of the amendment to the Amended and Restated Bylaws of Zion Oil & Gas, Inc. is December 1, 2025, and the amended Bylaws are provided under Exhibit 3(i).1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3(i).1 –Amended Bylaws of Zion Oil & Gas, Inc., as of December 1, 2025
Exhibit 104 – Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: December 1, 2025	By:	/s/ Robert Dunn
Robert Dunn
Chief Executive Officer